ARTHUR
                                    ANDERSEN

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                                                             Arthur Andersen LLP

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                                                               425 Walnut Street
                                                        Cincinnati OH 45202-3912
                                                                    513-381-6900

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in Accolade Funds' Registration Statement on Form N-1A, Post-Effective Amendment No. 6 (the Registration Statement), of our report dated July 19, 1996 included in the June 30, 1996 Annual Report of Leeb Personal Finance Fund of Leeb Personal Finance Investment Trust, and to all references to our Firm included in this Registration Statement.

                             /s/ Arthur Andersen LLP
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                             ARTHUR ANDERSEN LLP

Cincinnati, Ohio,
October 8, 1996